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                                                                   Exhibit 10.10

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                             MARKET AGENT AGREEMENT

                                 by and between

                             WILLIAM R. HOUGH & CO.
                                as Market Agent,

                        EDUCATION FUNDING CAPITAL TRUST-I
                                    as Issuer

                                       and

                                FIFTH THIRD BANK
                              as Indenture Trustee

                          Dated as of           , 2003
                                      ----------

                                   relating to

                        Education Funding Capital Trust-I

                   $1,023,000,000 Education Loan Backed Notes
                                  consisting of

                    Auction Rate Education Loan Backed Notes,
               Series 2002A1-1, Series 2002A1-2, Series 2002A1-3,
               Series 2002A1-4, Series 2002A1-5, Series 2002A1-6,
               Series 2002A1-7, Series 2002A1-8, Series 2002A1-9,
              Series 2002A1-10, Series 2002A1-11, Series 2002A1-12,
               Series 2002A1-13, Series 2002B1-1, Series 2002B1-2

================================================================================

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                             MARKET AGENT AGREEMENT

     THIS MARKET AGENT AGREEMENT (this "Agreement") dated as of           , 2003
                                                                ----------
is by and among WILLIAM R. HOUGH & CO. ("WRH"), EDUCATION FUNDING CAPITAL TRUST-I (the "Issuer") and FIFTH THIRD BANK, as Indenture Trustee (the "Indenture Trustee"), and provides for WRH to act as the Market Agent as provided for and defined in the Indenture of Trust dated May 1, 2002 among the Issuer, the Indenture Trustee and Fifth Third Bank, as Trust Eligible Lender Trustee (the "Trust Eligible Lender Trustee") (as heretofore amended and supplemented, the "Base Indenture"), as supplemented by the 2002 Series A1&B1
Supplemental Indenture of Trust dated as of           , 2003 (the "Fourth
                                            ----------
Supplement", and together with the Base Indenture, the "Indenture") among the Issuer, the Indenture Trustee and the Trust Eligible Lender Trustee, which provides for the issuance of the Issuer's Auction Rate Education Loan Backed Notes, Series 2002A1-1 Notes, Series 2002A1-2 Notes, Series 2002A1-3 Notes, Series 2002A1-4 Notes, Series 2002A1-5 Notes, Series 2002A1-6 Notes, Series 2002A1-7 Notes, Series 2002A1-8 Notes, Series 2002A1-9 Notes, Series 2002A1-10 Notes, Series 2002A1-11 Notes, Series 2002A1-12 Notes, Series 2002A1-13 Notes, Series 2002B1-1 and Series 2002B1-2 Notes (the "Notes"). All capitalized terms used herein and not defined herein shall have the meanings set forth in the Indenture.

     1. Appointment of Market Agent; Responsibilities of Market Agent. Subject to the terms and conditions herein contained, the Issuer hereby appoints WRH as the Market Agent for the Notes, and WRH hereby accepts such appointment as Market Agent for the Notes with respect to the duties of the Market Agent set forth in the Fourth Supplement. In its capacity as Market Agent for the Notes, WRH shall perform the duties set forth for the Market Agent in the Fourth Supplement, including but not limited to, (a) consenting to any change in the length of an Auction Period, as set forth in Section 2.02(g) of Appendix A to the Fourth Supplement, (b) specifying a change in any Auction Date as set forth in Section 2.02(h) of Appendix A to the Fourth Supplement, and (c) providing notification of such matters to the Issuer, the Indenture Trustee, the Auction Agent, each Rating Agency or the Securities Depository, as provided in the Fourth Supplement. The Market Agent shall be obligated to perform only such duties as are specifically set forth in the Fourth Supplement with respect to the Notes and no other duties or obligations on the part of the Market Agent, in its capacity as such, shall be implied by this Agreement. The Market Agent may rely upon, and is authorized to honor, any telephonic requests or directions that the Market Agent reasonably believes in good faith to emanate from an authorized representative of the Issuer, regardless of the source of such request or direction. Any telephonic request or direction to the Market Agent shall promptly be confirmed in writing; provided, however, that failure to receive any such notice shall not affect the authority of the Market Agent to rely and act upon such request or direction.

     2. Conditions to Market Agent's Obligations. The obligations of WRH under this Agreement have been undertaken in reliance on, and shall be subject to, the due performance by the Issuer of its obligations and agreements to be performed hereunder and under the Indenture.

     3. Term and Termination of Market Agent Agreement. This Agreement shall
become effective upon           , 2003 and shall continue in full force and
                      ----------
effect up to and

                                       2

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including the earlier of June 1, 2042 or such date when no Notes are outstanding, subject to the right of WRH or the Issuer to cancel this Agreement at any time upon the giving of not less than 30 days prior written notice, provided that such resignation or replacement, as the case may be, shall not be effective until the appointment of a successor Market Agent by the Issuer and the acceptance of such appointment by such successor Market Agent. WRH agrees and the Issuer agrees to send a copy of any notice of termination of this Agreement to the Indenture Trustee at its address referred to below.

     4. Payment of Fees. In consideration of the services to be performed by WRH under this Agreement, it is understood and agreed that the Issuer shall pay to WRH for services performed an annual fee equal to $1.00, to be paid on the date of issuance of the Notes and on the first Business Day of each June thereafter, commencing June 2003. It is understood and agreed that the payment of the fees referred to herein shall be made without further notice from WRH.

     5. Miscellaneous.

          (a) Except as otherwise specifically provided in this Agreement, all notices, demands and formal actions under this Agreement shall be in writing and mailed, telegraphed or delivered to:

     WRH:                                        Indenture Trustee:

     WILLIAM R. HOUGH & CO.                      FIFTH THIRD BANK
     100 Second Avenue South, Suite 800          Corporate Trust Administration
     St. Petersburg, Florida 33701               MD 10AT60
     Attention: Syndicate Desk                   38 Fountain Square Plaza
     Telephone Number: (727) 825-7734            Cincinnati, OH  45263
     Facsimile Number: (727) 502-3625            Telephone: (513) 534-3367
                                                 Facsimile: (513) 534-6785
     Issuer:

     EDUCATION FUNDING CAPITAL TRUST-I
     c/o Fifth Third Bank
     Corporate Trust Administration
     MD 10AT60
     38 Fountain Square Plaza
     Cincinnati, OH  45263
     Telephone: (513) 534-3367
     Facsimile: (513) 534-6785

     with a copy to:

     Wilmington Trust Company
     Rodney Square North
     1100 North Market Street

                                       3

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     Wilmington, Delaware 19890-0001
     Attention: Corporate Trust Administration
     Telephone: (203) 975-6112
     Facsimile: (203) 975-6299

     WRH, the Issuer or the Indenture Trustee may designate, by written notice given under this Agreement, other addresses to which subsequent notices, requests, reports or other communications shall be directed.

     (b) This Agreement will inure to the benefit of and be binding upon the Issuer, WRH, and the Indenture Trustee, and their respective successors and assigns, and will not confer any rights upon any other Person other than Persons, if any, controlling WRH, within the meaning of the Securities Act of 1933, as amended; provided, however, that this Agreement shall not be assignable by any party hereto (except the Indenture Trustee in the event of its resignation or removal as indenture trustee under the Indenture) without the prior written consent of the other parties hereto.

     (c) Notwithstanding anything to the contrary herein or in the Indenture, any obligation of the Issuer created by or arising out of this Agreement shall be a limited obligation of the Issuer, payable from the Trust Estate available therefor under and in accordance with the Indenture and shall not constitute a charge against the general credit of the Issuer.

     (d) Section headings have been inserted in this Agreement as a matter of convenience of reference only, and it is agreed that such section headings are not a part of this Agreement and will not be used in the interpretation of any provisions of this Agreement.

     (e) If any provision of this Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction because it conflicts with any provisions of any constitution, statute, rule of public policy, or any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions of this Agreement invalid, inoperative or unenforceable to any extent whatever.

     (f) This Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

     (g) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                        EDUCATION FUNDING CAPITAL TRUST-I,
                                        as Issuer, by Fifth Third Bank, not in
                                        its individual capacity, but solely as
                                        Co-Owner Trustee on behalf of the Issuer


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        FIFTH THIRD BANK, as Indenture Trustee


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        WILLIAM R. HOUGH & CO., as Market Agent


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title: